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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) OCTOBER 29, 2004

                                ISPAT INLAND INC.
             (exact name of registrant as specified in its charter)

                                    DELAWARE
                 (state or other jurisdiction of incorporation)

        1-2438                                          36-1262880
(Commission File Number)                    (I.R.S. Employer Identification No.)

                               3210 WATLING STREET
                           EAST CHICAGO, INDIANA 46312
          (address of principal executive offices, including zip code)

                                 (219) 399-1200
              (registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         On November 1, 2004, Ispat Inland Inc. (the "Company") determined that pursuant to guidance in Statement of Financial Accounting Standards No. 6, "Classification of Short-Term Obligations Expected to Be Refinanced," and Emerging Issues Task Force Issue No. 95-22, "Balance Sheet Classification of Borrowings Outstanding under Revolving Credit Agreements that Include Both a Subjective Acceleration Clause and a Lock-Box Arrangement," the borrowings under its revolving credit facilities previously reported as long term liabilities should have been classified as current liabilities in the Company's consolidated balance sheets. The Company's revolving credit facilities do not allow for long-term classification because the arrangements contain subjective acceleration clauses which allow the Company's lenders to forego additional advances should they determine there has been a material adverse change in the Company's operations or its financial position. The Company has also determined that accrued interest on advances from its parent, Ispat International N.V., previously reported as other long term obligations, should have been classified as long term debt-related companies and accrued interest on debt. In addition, the Company determined that management fees charged to the Company by related companies, previously reported as other expense, should have been classified as selling, general and administrative expenses in the consolidated statements of operations. As a result, the Company will restate its consolidated financial statements included in its Form 10-K for the year ended December 31, 2003 and its Forms 10-Q for the quarterly periods ended March 31, 2004 and June 30, 2004. The restated financial statements will have no impact on the Company's previously reported net income, the debt covenants under the credit agreements or its ability to draw on existing facilities. The Company's management has discussed these matters with the Company's independent registered public accounting firm. The Company expects to file Form 10K/A for the fiscal year ended December 31, 2003 and Forms 10Q/A for the first quarter ended March 31, 2004 and second quarter ended June 30, 2004, to reflect these restatements as soon as practicable.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ISPAT INLAND INC.

Dated:  November 3, 2004            /s/ Michael G. Rippey
                                    ---------------------------------------
                                    By:  Michael G. Rippey
                                    Its: Executive Vice President - Commercial
                                         and Chief Financial Officer and
                                         Director